UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2025
______________________
QUINCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

601 Gateway Boulevard , Suite 1250 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717
Not Applicable
(Former name or former address, if changed since last report.)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Quince Therapeutics, Inc. (the “Company”) was held online via live webcast on June 4, 2025 (the “Annual Meeting”). At the Annual Meeting, there were present, in person virtually or by proxy, holders of 31,517,652 shares of common stock, or approximately 71.43% of the total outstanding shares eligible to be voted. The final voting results with respect to each proposal presented at the Annual Meeting is set forth below:
Proposal One - Election of Directors
The Company’s stockholders approved the election of three Class III directors to the Board of Directors to serve until the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation, disqualification or removal. The results of such vote were:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
June Bray	15,349,744	2,109,599	14,058,309
Christopher J. Senner	16,227,725	1,231,618	14,058,309
Rajiv Patni, M.D.	16,270,053	1,189,290	14,058,309
Proposal Two - Approval of Amendment to the Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock from 100,000,000 to 250,000,000 shares
The Company’s stockholders approved the amendment to the Company’s certificate of incorporation to increase the total number of authorized shares of the Company’s common stock from 100,000,000 to 250,000,000 shares. The results of such vote were:

Votes For	Votes Against	Abstentions
27,159,134	3,776,348	582,168
Proposal Three - Approval of Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split
The Company’s stockholders approved the amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of one-for-ten with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion. The results of such vote were:

Votes For	Votes Against	Abstentions
28,083,296	3,309,927	124,428
Proposal Four - Ratification of Selection of Independent Registered Accounting Firm
The Company’s stockholders ratified the selection of BDO USA, P.C. as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2025. The results of such vote were:

Votes For	Votes Against	Abstentions
30,015,571	1,274,997	227,083
Proposal Five - Approval, on an advisory basis, of the compensation of the Company’s named executive officers
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,590,485	800,094	68,764	14,058,309

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINCE THERAPEUTICS, INC.

	By:	/s/ Dirk Thye
Date: June 5, 2025	Name:	Dirk Thye
	Title:	Chief Executive Officer and Chief Medical Officer